VANGUARD
INSTITUTIONAL INDEX
FUND

[PHOTO]

ANNUAL
REPORT
DECEMBER 31, 1998

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                        1

                                 THE MARKETS IN
                                   PERSPECTIVE
                                        5

                              PERFORMANCE SUMMARIES
                                        7

                                  FUND PROFILE
                                        9

                              FINANCIAL STATEMENTS
                                       11

                                    REPORT OF
                             INDEPENDENT ACCOUNTANTS
                                       23

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

DEAR SHAREHOLDER,

[PHOTO]                         [PHOTO]
John J. Brennan                 John C. Bogle
Chairman & CEO                  Senior Chairman

Large-capitalization U.S. stocks continued their astounding surge during 1998--despite encountering a severe, yet brief, downturn in the summer. During the twelve months ended December 31, 1998, Vanguard Institutional Index Fund earned a total return of +28.8%, slightly exceeding the return of the Standard & Poor's 500 Composite Stock Price Index and far outpacing the +14.5% return of the average general equity mutual fund.

----------------------------------------------------------
                                          TOTAL RETURNS
                                           YEAR ENDED
                                        DECEMBER 31, 1998
----------------------------------------------------------
Vanguard Institutional Index Fund             +28.8%

Average General Equity Fund                   +14.5

S&P 500 Index                                 +28.6
----------------------------------------------------------
Plus Shares                                   +28.8%
----------------------------------------------------------

       The table at right shows the twelve-month total return (capital change plus reinvested dividends) for Vanguard Institutional Index Fund, compared with the returns of the S&P 500 Index and the average general equity fund. Our fund's return is based on an increase in net asset value from $89.56 per share on December 31, 1997, to $112.85 per share on December 31, 1998, with the latter figure adjusted for dividends totaling $1.416 per share paid from net investment income and distributions totaling $0.90 per share paid from net realized capital gains.

       The Plus Shares of our Institutional Index Fund, which are available for a minimum investment of $200 million, also slightly outpaced the S&P 500 Index, earning +28.8%. The fund's return is based on a change in net asset value from $89.56 on December 31, 1997, to $112.85 on December 31, 1998, with the latter figure adjusted for dividends totaling $1.451 per share paid from net investment income and distributions totaling $0.90 per share paid from net realized capital gains.

FINANCIAL MARKETS IN REVIEW

The U.S. economy grew at a robust pace--more than 3%--during 1998 as it shrugged off the effects of serious financial problems in Asia, Russia, and Latin America. Troubles abroad slowed demand for American exports and boosted demand for imported goods, widening the U.S. trade deficit. But the domestic economy got a powerful push from higher consumer spending, which was encouraged by low unemployment (4.3% at year-end) and higher wages (up about 4%, well above the 1.6% inflation rate).

       The optimism that kept shopping malls and automobile showrooms busy was also a factor in the financial markets. Stock prices shot up during the first half of the year, despite news that corporate earnings actually dipped slightly, and by July 17 the S&P 500 Index had gained 23.3%. But fears that Asia's financial troubles were spreading worldwide touched off a sharp decline: Over the following six weeks, the S&P 500 Index fell -19.2%. Declines were much steeper for smaller stocks: The Russell 2000 Index of small-cap stocks fell nearly -40% from its mid-April peak to its low in October.

       The stock market then revived with remarkable speed and vigor. By year-end, the S&P 500 Index was again in record territory, having gained +28.6% for the year. This result, however, masked weakness elsewhere in the market. The Wilshire 4500 Equity Index, which comprises stocks not included in the S&P 500, gained just +8.6%, while the Russell 2000 Index declined -2.5%. In the entire market, more stocks declined in price than rose. Among large-cap stocks, there was a huge gap between returns on growth and value stocks: The S&P 500's growth component gained +42.2% during the year, nearly three times the +14.7% return on its value stocks.

       Interest rates declined on balance during 1998. Bond prices, which move in the opposite direction from interest rates, generally rose. Price appreciation accounted for 2 percentage points of the 8.7% total return of the Lehman Brothers Aggregate Bond Index. Rates fell furthest--roughly 1 percentage point--for U.S. Treasury securities, whose prices benefited from a "flight to quality" as many investors shunned riskier securities.

1998 PERFORMANCE OVERVIEW

Vanguard Institutional Index Fund continued its dominance over actively managed equity mutual funds in 1998, earning a total return that was nearly double the +14.5% return of the average general equity fund, which holds a larger share of mid- and small-cap stocks. Within the S&P 500, stocks of big technology companies were, by far, the market leaders during 1998, gaining +83%. Other sectors also notched excellent results, notably health care and utilities, both of which were up more than +40%. The story was different for companies in the materials & processing sector (-1%) and the producer-durables group (+2%). The worst return came from the "other energy" sector (-36%), which includes drilling and mining companies that were hurt by lower oil prices.

       We'll take this opportunity to stress that the S&P 500 Index is not the ideal measure of the performance of the entire U.S. stock market. The extraordinary returns achieved by the biggest U.S. stocks may have tempted investors to devote an ever larger share of their portfolios to the S&P 500. But while it is a good proxy for large stocks, the S&P 500 excludes some 6,700 companies whose stocks account for about 25% of the market's total capitalization. As such, investors seeking to build a well-diversified investment program should venture beyond the S&P 500 and consider rounding out their portfolios with smaller stocks, international stocks, and bonds in proportions suitable to their objectives, investing time horizon, and temperament for risk.

       Vanguard Core Management Group deserves credit for the fine job of keeping our fund so closely in line with the unmanaged S&P 500 Index. Vanguard Institutional Index Fund must pay the transaction costs of investing substantial amounts of cash, and we also incur operating expenses (albeit at an extremely low level) that the index does not. These costs are hurdles that we must overcome for our funds to accurately track the performance of their respective indexes. In 1998, Vanguard Core Management's trading efficiencies and strategies actually negated these costs--and then some.

       Our low expenses also aid us in the quest to provide returns that surpass those of similar funds. Vanguard Institutional Index Fund has an expense ratio (annual expenses as a percentage of average net assets) of 0.06% and our Plus Shares have an expense ratio of 0.025%. Both are a fraction of the 1.45% charged by the average general equity fund, and are far less than the 0.55% charged by the average mutual fund that tracks the S&P 500 Index. For mutual fund shareholders, the cost equation is a simple one: the lower the expenses, the less that is deducted from a fund's gross return. Returns, of course, are unpredictable, but costs are not. Therefore, we believe that our cost advantage is sustainable, regardless of the direction of the financial markets.

       A review of 1998 would not be complete without a reminder that as far as large-cap stocks are concerned, it doesn't get much better than this. Such outstanding returns for a single year are remarkable enough. But for large-cap stocks to register a fourth straight year of 20%-plus returns is unprecedented. It's important to remember that different segments of the financial markets outperform from time to time. Smaller stocks have had their day in the past and certainly will in the future.

LIFETIME PERFORMANCE OVERVIEW

The table at right presents a longer-term look at the performance of Vanguard Institutional Index Fund. It provides annualized returns for our fund, the average actively managed stock mutual fund, and the S&P 500 Index since the fund's inception in July 1990. It also compares the growth of hypothetical $10 million investments made in each at the inception date, assuming that income dividends and capital gains distributions were reinvested. The difference between our Institutional Index Fund and its average peer is impressive. From July 31, 1990, to December 31, 1998, a $10 million investment in the fund would have grown to $42,830,515 compared with $33,540,720 in the average general equity fund. This advantage is equal to $9,289,795--nearly 93% of the initial investment!

----------------------------------------------------------------------
                                           TOTAL RETURNS
                                JULY 31, 1990, TO DECEMBER 31, 1998
                              ----------------------------------------
                                                    FINAL VALUE OF
                                    AVERAGE         A $10,000,000
                                  ANNUAL RATE     INITIAL INVESTMENT
----------------------------------------------------------------------
Vanguard Institutional
  Index Fund                        +18.9%           $42,830,515
----------------------------------------------------------------------
Average General Equity Fund         +15.5%           $33,540,720
----------------------------------------------------------------------
S&P 500 Index                       +18.9%           $42,832,748
----------------------------------------------------------------------

       Just as the returns provided by stocks--particularly large-cap stocks--were well above average in 1998, so too were the returns over the past decade. That is sure to change. We are not forecasting a sharp pullback, though one may well occur. Rather, we are suggesting that a wise investor always be aware that the chance of a stock market decline--whether a sharp, quick plunge or an extended slump--is ever-present. That's why it's imperative for investors to build an investment program upon realistic expectations of future returns rather than an extrapolation of the extraordinary returns of the recent past. This is especially true when it comes to expectations for the S&P 500 Index. At year-end the index stood at a historically high price level relative to earnings and several other important measures.

IN SUMMARY

Though large-cap stocks achieved solid gains in 1998, the summer's tumult provided a painful lesson about the risks of investing in equities. It also amply demonstrated the advantages of a balanced investment approach. Investors who held a mix of stock funds, bond funds, and money market funds participated in the market's bounty but were spared some measure of the anxiety felt during the midyear downturn in stocks.

       We have always believed that investors are well served by selecting a balanced mix of assets appropriate to their investment time horizon, goals, and risk tolerance, and then sticking with their plan. The events of 1998 further reinforced our belief in balanced investing and in the worth of investing in low-cost index funds as a means of gaining exposure to the markets.

/s/ JOHN C. BOGLE                                  /s/ JOHN J. BRENNAN

John C. Bogle                                      John J. Brennan
Senior Chairman                                    Chairman and
                                                   Chief Executive Officer
January 14, 1999

NOTICE TO SHAREHOLDERS

At a special meeting on July 24, 1998, shareholders of Vanguard Institutional Index Fund overwhelmingly approved three proposals. The proposals and voting results were:

1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. Based on the fund's assets at the time of the vote, this change will reduce the amount of state taxes paid each year by some Vanguard funds. Vanguard Institutional Index Fund will not realize any tax savings as a result of the change, but the fund will benefit from the efficiency of being organized the same way as all other Vanguard funds. Approved by 95.41% of the shares voted, as follows:

----------------------------------------------------------
      FOR                AGAINST                 ABSTAIN
----------------------------------------------------------
  142,086,261           6,187,379                649,882
----------------------------------------------------------

2a. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. This change permits the Institutional Index Fund to participate in Vanguard's interfund lending program, which allows funds to loan money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. The interfund lending program won't be an integral part of the fund's investment programs; it is a contingency arrangement for managing unusual cash flows. Approved by 98.55% of the shares voted, as follows:

------------------------------------------------------------
        FOR                AGAINST               ABSTAIN
------------------------------------------------------------
   146,770,659           1,262,585               890,279
------------------------------------------------------------

2b. INVESTMENT LIMITATION CHANGES--BORROWING MONEY AND PLEDGING ASSETS. This change sets standard limits of 15% of net assets on the amount of money Vanguard funds can borrow from all sources and on the amount of assets that can be pledged to secure any loans. Approved by 97.06% of the shares voted, as follows:

------------------------------------------------------------
      FOR                AGAINST               ABSTAIN
------------------------------------------------------------
  144,537,848           3,380,564             1,005,110
------------------------------------------------------------

THE MARKETS IN PERSPECTIVE

YEAR ENDED DECEMBER 31, 1998                               [PHOTO]

Financial markets continued to produce solid overall gains during 1998. After overcoming a sharp, six-week setback in July and August, the S&P 500 Index gained 28.6% for the year, marking the first time the index had produced returns of 20% or more in four consecutive years. Bond prices rose as interest rates generally declined over the year. Returns from overseas stock markets varied widely, with big gains in Europe, small gains in the Pacific, and losses in most emerging markets.

U.S. STOCK MARKETS

Large-capitalization stocks--especially those of large growth companies--were the best performers during 1998. The 50 largest stocks within the S&P 500 Index earned more than 40%, while the return of the other 450 stocks was less than 17%. The stock market as a whole, as measured by the Wilshire 5000 Equity Index, earned 23.4%. Small-cap stocks, represented by the Russell 2000 Index, declined 2.5% for the year.

       The huge gap between returns of large and small stocks was not the only oddity during the year. Among large stocks there also was a large disparity in performance between growth and value stocks. Within the S&P 500 Index, growth stocks rose 42.2%, while value stocks were up 14.7%. The gap of 27.5 percentage points is the largest in the 23 years that the growth and value components have been tracked.

---------------------------------------------------------------------
                                        AVERAGE ANNUALIZED RETURNS
                                      PERIODS ENDED DECEMBER 31, 1998
                                      -------------------------------
                                        1 YEAR    3 YEARS    5 YEARS
---------------------------------------------------------------------
STOCKS
   S&P 500 Index                        28.6%      28.2%      24.1%
   Russell 2000 Index                   -2.5       11.6       11.9
   MSCI EAFE Index                      20.3        9.3        9.5
---------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index           8.7%       7.3%       7.3%
   Lehman 10 Year Municipal Bond Index   6.8        6.8        6.4
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index           5.1        5.2        5.1
---------------------------------------------------------------------
OTHER
   Consumer Price Index                  1.6%       2.2%       2.4%
---------------------------------------------------------------------

       Stocks rose strongly during the first half of the year. But after hitting a then-record high on July 17, the S&P 500 Index fell by 19.2% during the following six weeks. Declines were steeper for most smaller stocks. The Russell 2000 Index fell nearly 40% from its peak in April before climbing back during the fourth quarter.

       The summer slump in stock prices reflected several factors that raised anxiety among investors and prompted a reconsideration of risk that extended past stocks to bonds. Among these factors were deteriorating corporate earnings; Russia's default on its debts; sharp swings in currency exchange rates; and lingering economic weakness in Asia.

       Although these sources of uncertainty remained as the year went on, many investors reacted not by abandoning stocks, but by selecting large, well-known stocks they perceived as reliable vehicles for long-term growth. The strong rebound in prices during the fourth quarter was due in large part to the calming influence on jittery markets of the Federal Reserve Board's decision to cut short-term interest rates by 0.75 percentage point.

       Technology stocks led the market's advance during 1998, rising 83%. Investors were attracted by rapid revenue growth and a belief that consumers and businesses will keep spending freely on computers, software, and computer services. Speculation also played a role in the surge. Burgeoning activity on the Internet sent many stocks, even those with no hint of profitability, skyrocketing. The bulge in Internet stock prices prompted comparisons with such historic asset "bubbles" as Japan's stock market in the late 1980s and the tulip-bulb mania in Holland in the 1630s.

       Health care and utilities, especially telecommunications providers, also soared, achieving returns of more than 43%. Both sectors benefited from rising demand for their products and a perception that they are somewhat protected from foreign economic troubles and foreign competition. Consumer-related stocks such as retailers also did well, reflecting strength in consumer spending. Americans spent almost every after-tax dollar they earned during 1998. Jobs were abundant; unemployment fell to 4.3% by year-end.

       The worst-performing groups were two directly harmed by falling commodity prices: oil drilling and services firms in the "other energy" category (-36%) and materials & processing firms (-1%), such as paper, steel, and chemical makers. Producer-durables companies, such as machinery and aircraft makers, eked out a 2% return as companies saw falling sales abroad and rising competition at home from foreign firms.

U.S. BOND MARKETS

The fall in interest rates during 1998 was steepest for U.S. Treasury securities, which benefited from heightened aversion to risk among investors and from a slight decrease in supply, thanks to a $70 billion federal budget surplus. The low inflation rate--consumer prices were up just 1.6%--gave the Federal Reserve the flexibility to cut short-term rates even though economic growth was strong.

       Yields on long-term Treasury issues fell by roughly 1 percentage point, and the 30-year Treasury bond's yield was 5.09% on December 31. Lower rates mean higher bond prices, and the Lehman Brothers Long U.S. Treasury Index earned a total return of 13.5%, an astounding margin of nearly 12 percentage points over the inflation rate.

       Bonds lacking the unquestioned credit quality of Treasuries did not fare as well, reflecting a repricing of risk and a "flight to quality" by investors who began to feel they had been underestimating risk. One result was price declines that nearly offset the interest earned on high-yield "junk" bonds. However, high-quality corporate bonds and mortgage-backed securities generally held up well. The Lehman Aggregate Bond Index, which encompasses Treasury, mortgage, and high-quality corporate securities and has an intermediate-term average maturity, earned a solid 8.7%.

       Yields on long-term municipal bonds declined only slightly during the year, and by December 31 were only a tad lower than yields on long-term Treasuries. This was striking because the interest on municipals is exempt from federal income tax.

INTERNATIONAL STOCK MARKETS

Europe's stock markets beat even the S&P 500 Index's gaudy return, gaining 28.7% in U.S.-dollar terms, with about 5% of the gain due to a fall in the dollar versus most European currencies. Pacific-region stocks rose 2.6%, although it took a fall in the dollar's value versus the Japanese yen to overcome losses in local-currency terms. Overall, developed international markets, as measured by the MSCI EAFE Index, earned 20.3%.

       Investors' confidence in emerging markets continued to evaporate in 1998, and stocks in these markets fell about 25% as a group. The few bright spots included South Korea (+141%) and the Philippines (+13%), which had suffered big declines in 1997.

PERFORMANCE SUMMARY
INSTITUTIONAL INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: JULY 31, 1990-DECEMBER 31, 1998
---------------------------------------------------------
        INSTITUTIONAL INDEX FUND           S&P 500
FISCAL     CAPITAL   INCOME      TOTAL      TOTAL
YEAR       RETURN    RETURN     RETURN      RETURN
---------------------------------------------------------
1990        -7.3%     1.6%      -5.7%      -5.7%
1991        26.4      3.9       30.3       30.5
1992         4.5      3.0        7.5        7.6
1993         7.1      2.9       10.0       10.1
1994        -1.5      2.8        1.3        1.3
1995        34.4      3.2       37.6       37.6
1996        20.6      2.5       23.1       23.0
1997        31.2      2.2       33.4       33.4
1998        27.1      1.7       28.8       28.6
---------------------------------------------------------

See Financial Highlights table on page 19 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: JULY 31, 1990-DECEMBER 31, 1998
-------------------------------------------------------
                             Average
                             General
             Institutional   Equity         S&P 500
             Index Fund      Fund           Index
7/31/90      10000000        10000000        10000000
1990  09      8656891         8570000         8653415
1990  12      9426142         9205894         9429095
1991  03     10791440        10788387        10798738
1991  06     10764020        10694528        10773988
1991  09     11336457        11475229        11350124
1991  01     12285976        12432263        12301752
1992  03     11974396        12412371        11991023
1992  06     12201142        12092132        12219062
1992  09     12580884        12427084        12604350
1992  12     13211959        13551735        13239067
1993  03     13789739        13997587        13817205
1993  06     13851949        14178156        13884455
1993  09     14207352        14929598        14243248
1993  12     14536346        15256557        14573392
1994  03     13982543        14748513        14020724
1994  06     14040773        14359153        14079766
1994  09     14726426        15189112        14768140
1994  12     14726553        14994691        14765831
1995  03     16158457        16068311        16203545
1995  06     17699150        17467861        17750314
1995  09     19109182        19024247        19160943
1995  12     20264025        19606389        20314499
1996  03     21357704        20714150        21404755
1996  06     22310709        21704286        22365488
1996  09     23005917        22270768        23056913
1996  12     24936633        23384307        24978763
1997  03     25599452        22921297        25648311
1997  06     30071855        26444301        30126087
1997  09     32328665        29570017        32382544
1997  12     33255917        29114639        33312498
1998  03     37896706        32582192        37959348
1998  06     39154418        32487704        39212855
1998  09     35270486        27608051        35312319
1998  12     42830515        33540720        42832748

                                             AVERAGE ANNUAL TOTAL RETURNS
                                           PERIODS ENDED DECEMBER 31, 1998
                                           -------------------------------
                                                                   SINCE         FINAL VALUE OF A
                                             1 YEAR    5 YEARS    INCEPTION   $10,000,000 INVESTMENT
----------------------------------------------------------------------------------------------------
Institutional Index Fund                     28.79%    24.13%      18.86%         $42,830,515
Average General Equity Fund                  14.52     17.01       15.46           33,540,720
S&P 500 Index                                28.58     24.06       18.86           42,832,748
----------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------------------------------
                                                                                   SINCE INCEPTION
                                          INCEPTION                          ---------------------------
                                            DATE      1 YEAR     5 YEARS     CAPITAL    INCOME     TOTAL
--------------------------------------------------------------------------------------------------------
Institutional Index Fund                  7/31/1990   28.79%     24.13%      16.01%      2.85%    18.86%
--------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
INSTITUTIONAL INDEX FUND PLUS SHARES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: JULY 7, 1997-DECEMBER 31, 1998
---------------------------------------------------------

      INSTITUTIONAL INDEX FUND PLUS SHARES   S&P 500
FISCAL     CAPITAL   INCOME      TOTAL        TOTAL
YEAR       RETURN    RETURN     RETURN       RETURN
---------------------------------------------------------
1997        6.2%      1.1%        7.3%         7.3%
1998       27.1       1.7        28.8         28.6
---------------------------------------------------------

See Financial Highlights table on page 20 for dividend and capital gains information since the fund's inception.


CUMULATIVE PERFORMANCE: JULY 7, 1997-DECEMBER 31, 1998
------------------------------------------------------------------
              Institutional   Average
              Index Fund      General         S&P 500
              Plus Shares     Equity Fund     Index
7-Jul-97      200000000       200000000       200000000
1997  09      208575880       217652749       208540560
1997  12      214570601       214300897       214529386
1998  03      244537424       239824134       244454669
1998  06      252664307       239128644       252527149
1998  09      227601928       203211521       227408047
1998  12      276439460       245563409       275838920


                                                       AVERAGE ANNUAL TOTAL RETURNS
                                                     PERIODS ENDED DECEMBER 31, 1998     FINAL VALUE OF
                                                   -----------------------------------   a $200,000,000
                                                    1 YEAR           SINCE INCEPTION       INVESTMENT
-------------------------------------------------------------------------------------------------------
        Institutional Index Fund Plus Shares         28.83%               24.36%          $276,439,460
        Average General Equity Fund                  14.52                14.82            245,563,409
        S&P 500 Index                                28.58                24.17            275,838,920
-------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998
---------------------------------------------------------------------------------------------------------
                                                                                   SINCE INCEPTION
                                                     INCEPTION             ------------------------------
                                                       DATE      1 YEAR      CAPITAL    INCOME     TOTAL
---------------------------------------------------------------------------------------------------------
Institutional Index Fund Plus Shares                 7/7/1997    28.83%      22.38%      1.98%    24.36%
---------------------------------------------------------------------------------------------------------

FUND PROFILE
INSTITUTIONAL INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 10.


PORTFOLIO CHARACTERISTICS
----------------------------------------------------
                       INSTITUTIONAL
                               INDEX       S&P 500
----------------------------------------------------
Number of Stocks                 514           500
Median Market Cap             $60.3B        $60.3B
Price/Earnings Ratio           28.0x         28.0x
Price/Book Ratio                4.9x          4.9x
Yield                           1.3%          1.3%
Yield--Plus Shares              1.3%          1.3%
Return on Equity               22.5%         22.5%
Earnings Growth Rate           17.2%         17.2%
Foreign Holdings                1.6%          1.6%
Turnover Rate                    11%            --
Expense Ratio                  0.06%            --
Expense Ratio--
  Plus Shares                 0.025%            --
Cash Reserves                   0.1%            --



INVESTMENT FOCUS
----------------------------------------------------
[GRAPH]


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
----------------------------------------------------
Microsoft Corp.                            3.5%
General Electric Co.                       3.3
Intel Corp.                                2.0
Wal-Mart Stores, Inc.                      1.8
Exxon Corp.                                1.8
Merck & Co., Inc.                          1.8
International Business Machines Corp.      1.7
The Coca-Cola Co.                          1.6
Pfizer, Inc.                               1.6
Cisco Systems, Inc.                        1.5
----------------------------------------------------
Top Ten                                   20.6%

VOLATILITY MEASURES
----------------------------------------------------
                       INSTITUTIONAL
                               INDEX       S&P 500
----------------------------------------------------
R-Squared                       1.00          1.00
Beta                            1.00          1.00

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
------------------------------------------------------------------------------

                             DECEMBER 31, 1997          DECEMBER 31, 1998
                           ---------------------------------------------------
                              INSTITUTIONAL        INSTITUTIONAL
                                  INDEX                INDEX           S&P 500
                           ---------------------------------------------------
Auto & Transportation               3.5%                 2.5%            2.5%
Consumer Discretionary              9.8                 12.0            12.0
Consumer Staples                   11.5                  9.8             9.8
Financial Services                 17.7                 16.2            16.2
Health Care                        11.5                 12.5            12.5
Integrated Oils                     7.2                  5.2             5.2
Other Energy                        1.4                  0.9             0.9
Materials & Processing              6.1                  3.7             3.7
Producer Durables                   4.0                  3.2             3.2
Technology                         11.2                 16.6            16.6
Utilities                          10.7                 11.7            11.7
Other                               5.4                  5.7             5.7
------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FINANCIAL STATEMENTS
DECEMBER 31, 1998


STATEMENT OF NET ASSETS                                           [PHOTO]

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.), with the fund's S&P 500 Index common stocks listed in descending market value order. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------
                                                 MARKET
                                                 VALUE*
INSTITUTIONAL INDEX FUND           SHARES         (000)
--------------------------------------------------------
COMMON STOCKS (99.6%)(1)
--------------------------------------------------------
- Microsoft Corp.               6,798,340    $  942,845
  General Electric Co.          8,933,730       911,799
  Intel Corp.                   4,544,755       538,837
  Wal-Mart Stores, Inc.         6,142,003       500,189
  Exxon Corp.                   6,635,001       485,184
  Merck & Co., Inc.             3,247,180       479,568
  International Business
    Machines Corp.              2,543,812       469,969
  The Coca-Cola Co.             6,720,623       449,442
  Pfizer, Inc.                  3,538,197       443,822
- Cisco Systems, Inc.           4,304,988       399,557
  Lucent Technologies, Inc.     3,585,053       394,356
  AT&T Corp.                    4,924,624       370,578
  Bristol-Myers Squibb Co.      2,708,811       362,473
- MCI WorldCom, Inc.            4,998,516       358,643
  Philip Morris Cos., Inc.      6,637,728       355,118
  Procter & Gamble Co.          3,617,304       330,305
  Johnson & Johnson             3,665,984       307,484
  Citigroup, Inc.               6,199,060       306,853
  SBC Communications Inc.       5,332,626       285,962
  BankAmerica Corp.             4,722,579       283,945
  Royal Dutch Petroleum
    Co. ADR                     5,845,976       279,876
  American International
    Group, Inc.                 2,862,527       276,592
  Eli Lilly & Co.               2,998,208       266,466
  BellSouth Corp.               5,336,010       266,134
  Home Depot, Inc.              4,259,882       260,652
- Dell Computer Corp.           3,471,964       254,104
  Bell Atlantic Corp.           4,232,012       224,297
  Schering-Plough Corp.         4,006,667       221,368
  Fannie Mae                    2,830,317       209,443
  Time Warner, Inc.             3,345,084       207,604
  Abbott Laboratories           4,137,458       202,735
  American Home Products
    Corp.                       3,593,273       202,346
  Compaq Computer Corp.         4,634,695       194,368
  Ford Motor Co.                3,301,707       193,769
  Hewlett-Packard Co.           2,830,763       193,377
  Ameritech Corp.               3,007,763       190,617
  Mobil Corp.                   2,128,219       185,421
  Wells Fargo Co.               4,408,811       176,077
  GTE Corp.                     2,631,139       171,024
  Warner-Lambert Co.            2,239,399       168,375
  The Walt Disney Co.           5,591,089       167,733
  First Union Corp.             2,704,016       164,438
  PepsiCo, Inc.                 4,000,063       163,753
- America Online, Inc.          1,022,300       163,568
  Bank One Corp.                3,192,568       163,021
  E.I. du Pont de Nemours
    & Co.                       3,069,428       162,872
  The Chase Manhattan Corp.     2,305,865       156,943
  Chevron Corp.                 1,780,178       147,644
  Gillette Co.                  3,024,327       146,113
  Unilever NV ADR               1,745,252       144,747
  McDonald's Corp.              1,846,533       141,491
  Tyco International Ltd.       1,756,566       132,511
  General Motors Corp.          1,785,938       127,806
  American Express Co.          1,232,539       126,027
  Freddie Mac                   1,850,001       119,209
- EMC Corp.                     1,368,813       116,349
- Oracle Corp.                  2,649,600       114,264
- AirTouch Communications,
    Inc.                        1,559,552       112,483

--------------------------------------------------------
                                                 MARKET
                                                 VALUE*
INSTITUTIONAL INDEX FUND           SHARES         (000)
--------------------------------------------------------
  Morgan Stanley Dean
    Witter & Co.                1,575,332    $  111,849
  Xerox Corp.                     894,001       105,492
  Motorola, Inc.                1,637,480        99,989
  Sprint Corp.                  1,175,687        98,905
  Medtronic, Inc.               1,323,164        98,245
  Texas Instruments, Inc.       1,064,247        91,060
  Northern Telecom Ltd.         1,777,760        89,110
  The Boeing Co.                2,725,075        88,906
  The Gap, Inc.                 1,579,746        88,861
- Sun Microsystems, Inc.        1,035,248        88,643
  U S West, Inc.                1,371,544        88,636
  Allstate Corp.                2,242,352        86,611
  Anheuser-Busch Cos., Inc.     1,302,910        85,503
  Associates First Capital
    Corp.                       1,970,068        83,482
  The Bank of New York
    Co., Inc.                   2,060,924        82,952
- Tele-Communications-TCI
    Group A                     1,465,171        81,042
- Safeway, Inc.                 1,325,454        80,770
  Monsanto Co.                  1,698,178        80,663
  Kimberly-Clark Corp.          1,477,295        80,513
  Walgreen Co.                  1,359,597        79,621
  Pharmacia & Upjohn, Inc.      1,385,115        78,432
- MediaOne Group, Inc.          1,656,197        77,841
  Minnesota Mining &
    Manufacturing Co.           1,094,077        77,816
  Texaco Inc.                   1,458,217        77,103
  Colgate-Palmolive Co.           798,253        74,138
  Waste Management, Inc.        1,567,173        73,069
  Emerson Electric Co.          1,200,780        72,647
- Amgen, Inc.                     693,303        72,493
  U.S. Bancorp                  1,978,315        70,230
  Sara Lee Corp.                2,490,250        70,194
  Fleet Financial
    Group, Inc.                 1,550,990        69,310
- Viacom Inc. Class B             930,216        68,836
  Schlumberger Ltd.             1,491,709        68,805
  AlliedSignal Inc.             1,528,573        67,735
  Electronic Data Systems
    Corp.                       1,344,985        67,586
  Campbell Soup Co.             1,221,310        67,172
  United Technologies Corp.       615,592        66,946
  Automatic Data
    Processing, Inc.              825,016        66,156
  National City Corp.             901,728        65,375
  Carnival Corp.                1,356,692        65,121
  Dayton Hudson Corp.           1,199,331        65,064
  Merrill Lynch & Co., Inc.       959,641        64,056
  Eastman Kodak Co.               885,053        63,724
  Duke Energy Corp.               988,181        63,305
  CBS Corp.                     1,926,625        63,097
  Computer Associates
    International, Inc.         1,467,372        62,547
  Washington Mutual, Inc.       1,618,987        61,825
  Charles Schwab Corp.          1,092,972        61,411
  CVS Corp.                     1,063,146        58,473
  Atlantic Richfield Co.          875,650        57,136
  H.J. Heinz Co.                  987,012        55,890
  Southern Co.                  1,900,693        55,239
  Dow Chemical Co.                604,345        54,958
  American General Corp.          688,366        53,693
  Household International,
    Inc.                        1,317,496        52,206
  Fifth Third Bancorp             727,205        51,859
  SunTrust Banks, Inc.            677,613        51,837
  Enron Corp.                     903,102        51,533
  MBNA Corp.                    2,049,470        51,109
  Baxter International, Inc.      781,404        50,254
  J.P. Morgan & Co., Inc.         477,720        50,190
  Gannett Co., Inc.               767,651        49,513
  Lowe's Cos., Inc.               960,993        49,191
  Pitney Bowes, Inc.              743,264        49,102
  Mellon Bank Corp.               712,712        48,999
  Firstar Corp.                   524,186        48,880
  Wachovia Corp.                  553,716        48,416
  SunAmerica Inc.                 591,859        48,015
  Comcast Corp. Class
    A Special                     789,629        46,341
  Lockheed Martin Corp.           537,172        45,525
  Guidant Corp.                   410,663        45,276
  Caterpillar, Inc.               977,770        44,977
  ALLTEL Corp.                    750,698        44,901
  Sears, Roebuck & Co.          1,046,746        44,487
  PNC Bank Corp.                  820,716        44,421
- Cendant Corp.                 2,325,554        44,331
- 3Com Corp.                      977,600        43,809
  CIGNA Corp.                     564,488        43,642
  Columbia/HCA
    Healthcare Corp.            1,761,612        43,600
  Burlington Northern
    Santa Fe Corp.              1,279,441        43,181
- Costco Cos., Inc.               591,546        42,702
  Albertson's, Inc.               670,442        42,699
- Applied Materials, Inc.         999,858        42,681
- The Kroger Co.                  698,460        42,257
  ConAgra, Inc.                 1,336,216        42,091
  Cardinal Health, Inc.           548,149        41,591
  Bestfoods                       778,976        41,480
  Marsh & McLennan
    Cos., Inc.                    700,501        40,936
  The Seagram Co. Ltd.          1,076,013        40,888
  Raytheon Co. Class B            747,755        39,818
  KeyCorp                       1,239,997        39,680
  Illinois Tool Works, Inc.       681,709        39,539
- Clear Channel
    Communications, Inc.          720,399        39,262
- Ascend Communications,
    Inc.                          590,187        38,805
  First Data Corp.              1,208,244        38,286
  May Department Stores Co.       633,568        38,252
  Coca-Cola Enterprises,
    Inc.                        1,069,824        38,246
  International Paper Co.         841,393        37,705
  Kellogg Co.                   1,104,842        37,703
  Aluminum Co. of America         501,461        37,390
- Staples, Inc.                   851,165        37,185
  HBO & Co.                     1,269,818        36,428
  Williams Cos., Inc.           1,164,067        36,304
- Tellabs, Inc.                   528,531        36,237
- FDX Corp.                       404,396        35,991
  Texas Utilities Co.             767,078        35,813
  Halliburton Co.               1,203,059        35,641
  Rite Aid Corp.                  708,717        35,126
  The Hartford Financial
    Services Group Inc.           637,363        34,975
  Consolidated Edison Inc.        636,649        33,663
  Progressive Corp. of Ohio       197,960        33,529
  The Clorox Co.                  282,204        32,965
  PG&E Corp.                    1,046,061        32,951
  IMS Health, Inc.                436,559        32,933

--------------------------------------------------------------
                                                 MARKET
                                                 VALUE*
                                   SHARES         (000)
--------------------------------------------------------------

  Norfolk Southern Corp.        1,038,763    $   32,916
  Textron, Inc.                   432,416        32,837
  J.C. Penney Co., Inc.           694,406        32,550
  General Mills, Inc.             416,906        32,414
  Avon Products, Inc.             716,126        31,689
  NIKE, Inc. Class B              780,471        31,658
  BB&T Corp.                      784,951        31,643
  BankBoston Corp.                806,402        31,399
  AMP, Inc.                       599,645        31,219
  Aetna Inc.                      390,523        30,705
  Loews Corp.                     310,661        30,522
  Union Pacific Corp.             677,184        30,516
  FPL Group, Inc.                 493,961        30,440
  State Street Corp.              437,508        30,434
  Interpublic Group
    of Cos., Inc.                 373,290        29,770
  Phillips Petroleum Co.          694,828        29,617
- AMR Corp.                       498,025        29,570
- Micron Technology, Inc.         584,623        29,560
  Comerica, Inc.                  426,443        29,078
  Providian Financial Corp.       385,987        28,949
  Becton, Dickinson & Co.         677,053        28,902
  The Chubb Corp.                 444,847        28,859
- Boston Scientific Corp.       1,073,145        28,774
  Wrigley, (Wm.) Jr. Co.          317,985        28,480
  Corning, Inc.                   630,072        28,353
  PPG Industries, Inc.            485,662        28,290
  Computer Sciences Corp.         432,952        27,898
  Archer-Daniels-Midland
    Co.                         1,618,702        27,821
  Weyerhaeuser Co.                546,011        27,744
  American Stores Co.             750,973        27,739
  Ralston-Ralston Purina
    Group                         855,066        27,683
  The McGraw-Hill Cos., Inc.      268,288        27,332
  Service Corp.
    International                 709,198        26,994
  Edison International            961,468        26,801
  Omnicom Group Inc.              459,907        26,675
  Masco Corp.                     925,477        26,607
- Kohls Corp.                     432,629        26,580
  Northern Trust Corp.            304,015        26,544
  RJR Nabisco Holdings Corp.      890,823        26,446
- Sprint PCS                    1,133,738        26,218
  Conseco Inc.                    855,974        26,161
  Honeywell, Inc.                 344,022        25,909
  Aon Corp.                       463,476        25,665
  Rockwell International
    Corp.                         524,604        25,476
- Fred Meyer Inc.                 422,726        25,469
  PECO Energy Corp.               611,111        25,438
  Air Products & Chemicals,
    Inc.                          634,232       25,369
  USX-Marathon Group              839,335        25,285
  TJX Cos., Inc.                  868,571        25,189
- BMC Software, Inc.              564,550        25,158
  Sysco Corp.                     910,741        24,988
  Houston Industries, Inc.        775,448        24,911
  Public Service Enterprise
    Group, Inc.                   622,662        24,906
  CSX Corp.                       600,131        24,905
  Dominion Resources, Inc.        532,517        24,895
  American Electric Power
    Co., Inc.                     523,776        24,650
- Federated Department
    Stores, Inc.                  559,832        24,388
  Hershey Foods Corp.             391,949        24,374
  Fort James Corp.                600,927        24,037
- Unisys Corp.                    696,554        23,988
- Solectron Corp.                 253,400        23,550
  Unicom Corp.                    595,041        22,946
  Paychex, Inc.                   445,453        22,913
- AES Corp.                       482,741        22,870
  Lincoln National Corp.          275,943        22,576
  St. Paul Cos., Inc.             647,374        22,496
  Regions Financial Corp.         556,287        22,425
  Dover Corp.                     611,443        22,394
  Bankers Trust Corp.             260,363        22,245
- Tenet Healthcare Corp.          845,276        22,189
  UNUM Corp.                      379,740        22,167
  Franklin Resources Corp.        692,399        22,157
  The Quaker Oats Co.             371,357        22,096
  United Healthcare Corp.         507,699        21,863
- Gateway 2000, Inc.              426,548        21,834
  Jefferson-Pilot Corp.           290,238        21,768
  SLM Holding Corp.               451,754        21,684
  Deere & Co.                     651,104        21,568
  The Goodyear Tire &
    Rubber Co.                    424,876        21,430
  Tribune Co.                     323,655        21,361
  FirstEnergy Corp.               650,214        21,173
  Ingersoll-Rand Co.              448,948        21,073
  Entergy Corp.                   676,811        21,066
- Tricon Global Restaurants,
    Inc.                          417,671        20,936
  Summit Bancorp.                 473,216        20,674
  Southwest Airlines Co.          920,154        20,646

- Kmart Corp.                   1,348,126        20,643
  Capital One Financial
    Corp.                         178,772        20,559
  General Dynamics Corp.          348,750        20,445
  Coastal Corp.                   584,145        20,409
  Delta Air Lines, Inc.           389,251        20,241
- Seagate Technology              666,991        20,176
  Barrick Gold Corp.            1,022,869        19,946
  Marriott International,
    Inc. Class A                  685,199        19,871

  Transamerica Corp.              171,770        19,839
  Carolina Power & Light Co.      416,689        19,610
  Unocal Corp.                    659,227        19,241
  Mercantile Bancorp, Inc.        416,412        19,207
  Dana Corp.                      452,572        18,499
- NEXTEL Communications,
    Inc.                          778,105        18,383
  TRW, Inc.                       327,066        18,377
  Newell Co.                      445,007        18,357
  Danaher Corp.                   337,610        18,336
  Winn-Dixie Stores, Inc.         407,719        18,296
  The Limited, Inc.               624,407        18,186
- HEALTHSOUTH Corp.             1,160,985        17,923
  Mattel, Inc.                    783,915        17,883
  Pioneer Hi-Bred
    International, Inc.           661,966        17,873
  MBIA, Inc.                      272,574        17,871
  UST, Inc.                       507,788        17,709
  Synovus Financial Corp.         723,994        17,647
- Novell, Inc.                    965,964        17,508
  Burlington Resources, Inc.      486,935        17,438
  Huntington Bancshares Inc.      577,780        17,370
  New York Times Co. Class A      497,046        17,241
  DTE Energy Co.                  399,761        17,140
  PacifiCorp                      813,327        17,131

--------------------------------------------------------
                                                 MARKET
                                                 VALUE*
INSTITUTIONAL INDEX FUND           SHARES         (000)
--------------------------------------------------------
  Alcan Aluminium Ltd.            623,754    $   16,880
  Sempra Energy                   660,619        16,763
  Cincinnati Financial Corp.      455,261        16,674
  Genuine Parts Co.               489,307        16,361
  R.R. Donnelley & Sons Co.       370,443        16,230
  Ameren Corp.                    377,144        16,099
  SAFECO Corp.                    371,340        15,944
  Central & South West Corp.      580,659        15,932
  Frontier Corp.                  468,025        15,913
  Occidental Petroleum Corp.      942,849        15,911
  Tenneco, Inc.                   466,125        15,877
  Union Planters Corp.            347,984        15,768
  GPU, Inc.                       351,079        15,513
- General Instrument Corp.        456,157        15,481
  Union Carbide Corp.             362,183        15,393
  Baker Hughes, Inc.              868,559        15,363
  VF Corp.                        327,527        15,353
  Provident Cos., Inc.            369,684        15,342
  Maytag Corp.                    245,241        15,266
  Praxair, Inc.                   432,121        15,232
  Countrywide Credit
    Industries, Inc.              303,459        15,230
- Apple Computer, Inc.            366,485        15,003
  Cinergy Corp.                   433,984        14,918
  Fortune Brands, Inc.            471,588        14,914
  New Century Energies, Inc.      305,069        14,872
  Golden West Financial Corp.     157,326        14,425
  Dun & Bradstreet Corp.          455,415        14,374
  Avery Dennison Corp.            318,947        14,373
  Brown-Forman Corp. Class B      187,423        14,186
  Nordstrom, Inc.                 407,522        14,136
  Consolidated Natural Gas Co.    261,597        14,126
  Georgia Pacific Group           239,779        14,042
  Lehman Brothers Holdings,
    Inc.                          316,738        13,956
  Sherwin-Williams Co.            471,995        13,865
  Equifax, Inc.                   404,478        13,828
  Eaton Corp.                     195,167        13,796
  Northrop Grumman Corp.          188,175        13,760
- AutoZone Inc.                   416,354        13,714
  Rohm & Haas Co.                 454,762        13,700
  Circuit City Stores, Inc.       273,126        13,639
  Johnson Controls, Inc.          230,868        13,621
  Hilton Hotels Corp.             712,067        13,618
- Ceridian Corp.                  194,954        13,610
  Torchmark Corp.                 383,420        13,540
  Browning-Ferris Industries,
    Inc.                          474,914        13,505
  Cooper Industries, Inc.         281,985        13,447
  Black & Decker Corp.            239,488        13,426
  Republic New York Corp.         294,394        13,413
- Compuware Corp.                 170,611        13,329
  Columbia Energy Group           227,065        13,113
  Perkin-Elmer Corp.              134,185        13,091
- Owens-Illinois, Inc.            424,022        12,986
  Hasbro, Inc.                    358,810        12,962
  International Flavors &
    Fragrances, Inc.              292,277        12,915
  Rubbermaid, Inc.                409,350        12,869
  Union Camp Corp.                189,457        12,788
  Ecolab, Inc.                    353,171        12,780
  Comcast Corp. Class A           218,396        12,544
  Baltimore Gas & Electric Co.    405,589        12,523
- US Airways Group, Inc.          238,285        12,391
  Amerada Hess Corp.              248,797        12,378
  H & R Block, Inc.               274,636        12,359
  Biomet, Inc.                    307,006        12,357
  Dow Jones & Co., Inc.           256,641        12,351
- ALZA Corp.                      236,359        12,350
  The Times Mirror Co. Class A    217,401        12,174
- Parametric Technology Corp.     747,173        12,142
- Toys R Us, Inc.                 714,293        12,054
  MGIC Investment Corp.           299,741        11,933
- PeopleSoft, Inc.                629,566        11,922
  Dollar General Corp.            504,165        11,911
- Sealed Air Corp.                228,851        11,686
  Bear Stearns Co., Inc.          311,175        11,630
  Allergan, Inc.                  178,742        11,574
  Whirlpool Corp.                 208,153        11,526
  PP&L Resources Inc.             413,195        11,518
  Northern States Power Co.       414,122        11,492
- Advanced Micro Devices, Inc.    393,465        11,386
  Tandy Corp.                     274,268        11,296
  ITT Industries, Inc.            283,422        11,266
  Knight Ridder                   215,890        11,037
  Allegheny Teledyne Inc.         537,547        10,986
  W.W. Grainger, Inc.             259,944        10,820
  Champion International Corp.    261,554        10,593
  Nucor Corp.                     241,033        10,425
  Harcourt General, Inc.          194,699        10,356
  Crown Cork & Seal Co., Inc.     334,655        10,312
- KLA-Tencor Corp.                237,350        10,295
  Willamette Industries, Inc.     304,636        10,205
  Anadarko Petroleum Corp.        328,299        10,136
  Ashland, Inc.                   208,403        10,082
  Parker Hannifin Corp.           298,175         9,765
  Eastman Chemical Co.            216,815         9,702
  SuperValu Inc.                  333,256         9,331
  Reynolds Metals Co.             176,753         9,313
  Sunoco, Inc.                    255,627         9,219
  Bausch & Lomb, Inc.             153,194         9,192
  Laidlaw, Inc.                   901,754         9,074
  Temple-Inland Inc.              151,687         8,997
  Fluor Corp.                     207,473         8,831
  Raytheon Co. Class A            170,789         8,828
  PACCAR, Inc.                    213,564         8,783
- HCR Manor Care, Inc.            296,050         8,696
  Pall Corp.                      338,316         8,564
  Adobe Systems, Inc.             179,525         8,393
  The Mead Corp.                  284,291         8,333
  Dillard's Inc.                  292,116         8,289
  Newmont Mining Corp.            457,633         8,266
- Niagara Mohawk Power Corp.      512,312         8,261
  Phelps Dodge Corp.              160,646         8,173
  Sonat, Inc.                     300,980         8,145
- Humana, Inc.                    455,996         8,122
  Morton International, Inc.      331,463         8,121
  Sigma-Aldrich Corp.             275,676         8,098
  Deluxe Corp.                    220,346         8,056
  Harris Corp.                    218,510         8,003
  American Greetings Corp.
    Class A                       192,695         7,912
  Placer Dome, Inc.               683,192         7,857
  Engelhard Corp.                 395,617         7,715

--------------------------------------------------------
                                                 MARKET
                                                 VALUE*
                                   SHARES         (000)
--------------------------------------------------------
  Wendy's International, Inc.     340,855     $   7,435
  Westvaco Corp.                  276,785         7,421
  Centex Corp.                    163,970         7,389
- Thermo Electron Corp.           433,808         7,348
- Mirage Resorts, Inc.            491,863         7,347
  Amoco Corp.                     124,114         7,323
  C.R. Bard, Inc.                 146,752         7,264
  The BFGoodrich Co.              201,357         7,224
  Hercules, Inc.                  258,164         7,067
  Raychem Corp.                   216,228         6,987
  Darden Restaurants Inc.         380,671         6,852
  Apache Corp.                    269,812         6,830
  The Stanley Works               242,574         6,731
  Thomas & Betts Corp.            154,454         6,690
- Silicon Graphics, Inc.          516,069         6,644
  Armstrong World Industries
    Inc.                          109,198         6,586
  Brunswick Corp.                 262,836         6,505
  Great Lakes Chemical Corp.      161,147         6,446
- St. Jude Medical, Inc.          229,035         6,341
  Union Pacific Resources
    Group, Inc.                   685,753         6,215
- LSI Logic Corp.                 384,014         6,192
  Mallinckrodt, Inc.              199,419         6,145
- National Semiconductor Corp.    449,118         6,063
- Consolidated Stores, Inc.       299,136         6,039
  Homestake Mining Co.            655,386         6,021
- King World Productions, Inc.    199,935         5,886
  Liz Claiborne, Inc.             179,812         5,675
  Crane Co.                       187,644         5,665
  Snap-On Inc.                    160,971         5,604
  Adolph Coors Co. Class B         99,187         5,598
  Nalco Chemical Co.              179,785         5,573
  USX-U.S. Steel Group            240,452         5,530
  NICOR, Inc.                     130,417         5,510
  Bemis Co., Inc.                 145,144         5,506
  Louisiana-Pacific Corp.         300,499         5,503
  Autodesk, Inc.                  128,638         5,491
  Meredith Corp.                  144,003         5,454
  Owens Corning                   148,466         5,261
- Navistar International Corp.    184,001         5,244
  Ryder System, Inc.              200,618         5,216
- FMC Corp.                        90,629         5,075
  Kerr-McGee Corp.                130,480         4,991
  Inco Ltd.                       455,531         4,812
  Boise Cascade Corp.             153,591         4,761
- Harrah's Entertainment, Inc.    301,680         4,733
  Scientific-Atlanta, Inc.        205,043         4,678
  Case Corp.                      204,117         4,452
  Cooper Tire & Rubber Co.        212,033         4,333
  National Service Industries,
    Inc.                           112,65        14,281
  Alberto-Culver Co. Class B      151,482         4,043
- Andrew Corp.                    243,248         4,014
  Longs Drug Stores, Inc.         106,514         3,994
  McDermott International,
    Inc.                          161,277         3,982
  Freeport-McMoRan Copper &
    Gold Inc. Class B             379,713         3,963
  Tektronix, Inc.                 129,530         3,894
- Oryx Energy Co.                 289,703         3,893
  Peoples Energy Corp.             96,507         3,848
  Ball Corp.                       83,151         3,804
- Cabletron Systems, Inc.         452,133         3,787
  Cummins Engine Co., Inc.        105,410         3,742
  Shared Medical Systems
    Corp.                          72,002         3,591
  EG&G, Inc.                      125,517         3,491
  Millipore Corp.                 120,715         3,433
  Worthington Industries,
    Inc.                          265,392         3,317
  Briggs & Stratton Corp.          66,274         3,305
  Fleetwood Enterprises, Inc.      94,810         3,295
  Pulte Corp.                     118,355         3,292
- W.R. Grace & Co.                207,445         3,254
  The Timken Co.                  169,983         3,208
  IKON Office Solutions, Inc.     369,732         3,166
  Crestar Financial Corp.          43,600         3,139
  Kaufman & Broad Home Corp.      108,897         3,131
  ONEOK, Inc.                      85,649         3,094
  Great Atlantic & Pacific Tea
    Co., Inc.                     104,013         3,081
- Bethlehem Steel Corp.           354,299         2,967
  Potlatch Corp.                   80,080         2,953
  The Pep Boys
    (Manny, Moe & Jack)           175,628         2,755
- Fruit of the Loom, Inc.         196,637         2,716
  Eastern Enterprises              61,609         2,695
  Moore Corp. Ltd.                241,755         2,659
  Helmerich & Payne, Inc.         137,083         2,656
  Jostens Inc.                     99,906         2,616
  Tupperware Corp.                157,826         2,594
  Battle Mountain Gold Co.
    Class A                       628,622         2,593
  Cyprus Amax Minerals Co.        255,247         2,552
- Rowan Cos., Inc.                233,677         2,337
- Reebok International Ltd.       156,022         2,321
  Aeroquip-Vickers Inc.            77,159         2,310
  Polaroid Corp.                  119,539         2,234
- Data General Corp.              134,991         2,219
  Springs Industries Inc.
    Class A                        50,226         2,081
  NACCO Industries, Inc.
    Class A                        22,345         2,056
  Milacron Inc.                   106,475         2,050
  Russell Corp.                    98,471         2,000
  ASARCO, Inc.                    107,239         1,615
  Foster Wheeler Corp.            111,509         1,471
  Harnischfeger Industries
    Inc.                          132,045         1,345
- Viacom Inc. Class A              18,015         1,325
  Pennzoil Co.                     80,403         1,312
- Pennzoil-Quaker State Co.        80,403         1,191
- Venator Group, Inc.             178,832         1,151
  Freeport-McMoRan Copper &
    Gold, Inc. Class A             72,417           702
- Equity Corp. International       20,300           539
- Rio Hotel and Casino, Inc.       13,600           216
--------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $15,788,904)                         27,187,154
--------------------------------------------------------

-----------------------------------------------------------------------
                                                      FACE      MARKET
                                                    AMOUNT      VALUE*
INSTITUTIONAL INDEX FUND                             (000)       (000)
-----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.4%)(1)
-----------------------------------------------------------------------
U.S. TREASURY BILL
(2) 3.887%-4.406%, 1/21/1999                       $ 7,000    $  6,986
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  4.76%, 1/4/1999                                   96,379      96,379
-----------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $103,364)                                              103,365
-----------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
  (COST $15,892,268)                                        27,290,519
-----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
-----------------------------------------------------------------------
Other Assets                                                   411,484
Liabilities                                                   (413,363)
                                                          -------------
                                                                (1,879)
-----------------------------------------------------------------------
NET ASSETS (100%)                                          $27,288,640
=======================================================================


*  See Note A in Notes to Financial Statements.

-  Non-Income-Producing Security.

(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.9% and 0.1%, respectively, of net assets. See Note D in Notes to Financial Statements.

(2)Security segregated as initial margin for open futures contracts.

   ADR--American Depositary Receipt.



--------------------------------------------------------------
                                                       AMOUNT
                                                        (000)
--------------------------------------------------------------
AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:

--------------------------------------------------------------
 Paid in Capital--Note C                          $15,782,964
 Undistributed Net Investment Income                    3,386
 Accumulated Net Realized Gains--Note C               102,885
 Unrealized Appreciation--Note D
   Investment Securities                           11,398,251
   Futures Contracts                                    1,154
--------------------------------------------------------------
 NET ASSETS                                       $27,288,640
==============================================================

 Institutional Shares--Net Assets
 Applicable to 197,949,958 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                      $22,338,137
--------------------------------------------------------------
 NET ASSET VALUE PER SHARE--
   INSTITUTIONAL SHARES                               $112.85
==============================================================
 Plus Shares--Net Assets
 Applicable to 43,867,996 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                       $4,950,503
--------------------------------------------------------------
 NET ASSET VALUE PER SHARE--
   PLUS SHARES                                        $112.85
==============================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

---------------------------------------------------------------------------------------------
                                                                    INSTITUTIONAL INDEX FUND
                                                                YEAR ENDED DECEMBER 31, 1998
                                                                                       (000)
---------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                                     $  332,038
    Interest                                                                           9,477
    Security Lending                                                                     324
                                                                                  -----------
       Total Income                                                                  341,839
                                                                                  -----------
EXPENSES
    The Vanguard Group--Note B
       Management and Administrative                                                   4,508
       Shareholder Services--Institutional Shares                                      7,340
       Shareholder Services--Plus Shares                                                 207
                                                                                  -----------
       Total Expenses                                                                 12,055
---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                329,784
---------------------------------------------------------------------------------------------
REALIZED NET GAIN
    Investment Securities Sold                                                       957,654
    Futures Contracts                                                                 15,784
---------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                    973,438
---------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                          4,557,818
    Futures Contracts                                                                    975
---------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                   4,558,793
---------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $5,862,015
=============================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.



--------------------------------------------------------------------------------------------------------
                                                                               Institutional Index Fund
                                                                                Year Ended December 31,
                                                                           -----------------------------
                                                                                  1998             1997
                                                                                 (000)            (000)
--------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                   $  329,784      $   272,622
    Realized Net Gain                                                          973,438          270,779
    Change in Unrealized Appreciation (Depreciation)                         4,558,793        3,767,863
                                                                           -----------------------------
       Net Increase in Net Assets Resulting from Operations                  5,862,015        4,311,264
                                                                           -----------------------------
DISTRIBUTIONS
    Net Investment Income
       Institutional Shares                                                   (265,299)        (244,664)
       Plus Shares                                                             (61,192)         (27,865)
    Realized Capital Gain
       Institutional Shares                                                   (173,026)        (122,571)
       Plus Shares                                                             (38,070)         (20,702)
                                                                           -----------------------------
           Total Distributions                                                (537,587)        (415,802)
                                                                           -----------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(1)
    Issued                                                                   7,240,319        5,668,456
    Issued in Lieu of Cash Distributions                                       397,936          331,598
    Redeemed                                                                (4,971,503)      (5,841,427)
                                                                           -----------------------------
       Net Increase--Institutional Shares                                    2,666,752          158,627
                                                                           -----------------------------
CAPITAL SHARE TRANSACTIONS--PLUS SHARES(2)
    Issued                                                                   1,688,651        3,404,088
    Issued in Lieu of Cash Distributions                                        97,590           48,567
    Redeemed                                                                (1,324,588)         (97,352)
                                                                           -----------------------------
       Net Increase--Plus Shares                                               461,653        3,355,303
--------------------------------------------------------------------------------------------------------
    Total Increase                                                           8,452,833        7,409,392
--------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                                       18,835,807       11,426,415
                                                                           -----------------------------
    End of Year                                                            $27,288,640      $18,835,807
========================================================================================================

(1)Shares Issued (Redeemed)--Institutional Shares
    Issued                                                                      72,174           71,347
    Issued in Lieu of Cash Distributions                                         3,762            3,973
    Redeemed                                                                   (49,354)         (69,894)
                                                                           -----------------------------
       Net Increase in Shares Outstanding                                       26,582            5,426
========================================================================================================

(2)Shares Issued (Redeemed)--Plus Shares
    Issued                                                                      16,963           39,499
    Issued in Lieu of Cash Distributions                                           924              559
    Redeemed                                                                   (12,964)          (1,113)
                                                                           -----------------------------
       Net Increase in Shares Outstanding                                        4,923           38,945
========================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.



------------------------------------------------------------------------------------------------------
                                                        INSTITUTIONAL INDEX FUND INSTITUTIONAL SHARES
                                                                   YEAR ENDED DECEMBER 31,
                                                  ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR        1998       1997        1996       1995       1994
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR               $ 89.56     $68.86      $57.93     $43.22     $44.20
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                          1.429      1.391        1.38       1.28       1.23
    Net Realized and Unrealized Gain
      (Loss) on Investments                       24.177     21.415       11.90      14.86       (.66)
                                                  ----------------------------------------------------
       Total from Investment Operations           25.606     22.806       13.28      16.14        .57
                                                  ----------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income          (1.416)    (1.391)      (1.36)     (1.27)     (1.21)
    Distributions from Realized Capital Gains      (.900)     (.715)       (.99)      (.16)      (.34)
                                                  ----------------------------------------------------
       Total Distributions                        (2.316)    (2.106)      (2.35)     (1.43)     (1.55)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                     $112.85     $89.56      $68.86     $57.93     $43.22
======================================================================================================

TOTAL RETURN                                      28.79%     33.36%      23.06%     37.60%      1.31%
======================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)           $22,338    $15,348     $11,426     $6,674     $3,265
    Ratio of Total Expenses to
      Average Net Assets                           0.06%      0.06%       0.06%      0.06%      0.07%
    Ratio of Net Investment Income to
      Average Net Assets                           1.46%      1.77%       2.18%      2.49%      2.80%
    Portfolio Turnover Rate*                         11%         7%          9%         4%        23%
======================================================================================================


* Portfolio turnover rates excluding in-kind redemptions were 7%, 6%, 9%, 4%, and 19%, respectively.

-----------------------------------------------------------------------------------------------------
                                                                INSTITUTIONAL INDEX FUND PLUS SHARES
                                                                       YEAR ENDED         JUL. 7* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                      DEC. 31, 1998      DEC. 31, 1997
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $ 89.56             $84.91
-----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                   1.464               .681
    Net Realized and Unrealized Gain (Loss) on Investments                 24.177              5.455
                                                                         ----------------------------
       Total from Investment Operations                                    25.641              6.136
                                                                         ----------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                   (1.451)             (.866)
    Distributions from Realized Capital Gains                               (.900)             (.620)
                                                                         ----------------------------
       Total Distributions                                                 (2.351)            (1.486)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                            $112.85             $89.56
=====================================================================================================

TOTAL RETURN                                                               28.83%              7.29%
=====================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                   $4,951             $3,488
    Ratio of Total Expenses to Average Net Assets                          0.025%           0.025%**
    Ratio of Net Investment Income to Average Net Assets                    1.49%            1.72%**
    Portfolio Turnover Rate+                                                  11%                 7%
=====================================================================================================

 *Inception.

**Annualized.

 +Portfolio turnover rates excluding in-kind redemptions were 7% and 6%, respectively.

NOTES TO FINANCIAL STATEMENTS

Vanguard Institutional Index Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The fund offers two classes of shares, Institutional Shares and Plus Shares. Plus Shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $200 million. Institutional Shares are offered to other institutional investors that have a minimum investment of $10 million.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

       1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

       2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

       3. REPURCHASE AGREEMENTS: The fund, along with members of The Vanguard Group, transfers uninvested cash balances into a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

       4. FUTURES: The fund uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

       Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

       5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

      6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund. For the year ended December 31, 1998, the annualized fees for such services were 0.06% and 0.025%, respectively, of average net assets for the Institutional and Plus Shares of the fund, of which 0.04% and 0.005%, respectively, related to class-specific shareholder services. The fund's Trustees and officers are also Directors and officers of Vanguard.

C. During the year ended December 31, 1998, the fund purchased $5,436,799,000 of investment securities and sold $2,435,433,000 of investment securities, other than temporary cash investments.

       During the year ended December 31, 1998, the fund realized $687,558,000 of net capital gains resulting from in-kind redemptions--in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid in capital.

      The fund used a tax accounting practice to apply $4,986,000 of the price of capital shares redeemed to reduce capital gain distribution requirements for tax purposes for the fiscal year ended December 31, 1997. Capital gains that were so offset have been reclassified from accumulated net realized gains to paid in capital.

D. At December 31, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $11,398,251,000, consisting of unrealized gains of $11,791,957,000 on securities that had risen in value since their purchase and $393,706,000 in unrealized losses on securities that had fallen in value since their purchase.

       At December 31, 1998, the aggregate settlement value of open futures contracts expiring in March 1999 and the related unrealized appreciation were:


           ------------------------------------------------------------------------------------
                                                                          (000)

                                                           ------------------------------------
                                            NUMBER OF          AGGREGATE
                                              LONG            SETTLEMENT         UNREALIZED
           FUTURES CONTRACTS                CONTRACTS            VALUE          APPRECIATION
           ------------------------------------------------------------------------------------
           S&P 500 Index                      236              $73,485             $1,154
           ------------------------------------------------------------------------------------

REPORT OF INDEPENDENT
ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard Institutional Index Fund                             [PHOTO]

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Institutional Index Fund (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 2, 1999

SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR VANGUARD INSTITUTIONAL INDEX FUND

This information for the fiscal year ended December 31, 1998, is included pursuant to provisions of the Internal Revenue Code.

       The fund distributed $193,796,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended December 31, 1998, all of which is designated as a 20% rate gain distribution.

       For corporate shareholders, 91.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

                              TRUSTEES AND OFFICERS
JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson - Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


                               OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is
    the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                   [GRAPHIC]

                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                   [GRAPHIC]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           oldest balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                   [GRAPHIC]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                       70 years ago, on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.




[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q940-02/16/1999

(C) 1999 Vanguard Marketing
Corporation, Distributor.
All rights reserved.